UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 23, 2013 (October 23, 2013)

Wyndham Worldwide Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-32876	20-0052541
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Sylvan Way Parsippany, NJ		07054
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (973) 753-6000

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Wyndham Worldwide Corporation today posted 2013 earnings and driver guidance and 2014 outlook as of October 23, 2013 to the Investor Relations page of its website, http://www.wyndhamworldwide.com/investors/earnings-financials.

A copy of the guidance and outlook is furnished as Exhibit 99.1 and is incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.	The following exhibit is furnished with this report:

Exhibit No.	Description

Exhibit 99.1	Wyndham Worldwide Corporation 2013 earnings and driver guidance and 2014 outlook as of October 23, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM WORLDWIDE CORPORATION

Date: October 23, 2013	By:	/s/ Nicola Rossi
Nicola Rossi Chief Accounting Officer

WYNDHAM WORLDWIDE CORPORATION

CURRENT REPORT ON FORM 8-K

Report Dated October 23, 2013

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Wyndham Worldwide Corporation 2013 earnings and driver guidance and 2014 outlook as of October 23, 2013.